UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2004

Mestek, Inc.

(Exact name of registrant as specified in its chapter)

Pennsylvania	1-448	25-0661650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 North Elm Street, Westfield, MA		01085
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (413)-568-9571

ITEM 9. REGULATION FD DISCLOSURE

        The information included in Item 12 of this Form 8-K, including the press release attached as Exhibit 99, is incorporated by reference into this Item 9 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 12 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On May 17, 2004 Mestek, Inc. (the “Company”) issued a press release reporting its results for the quarter ended March 31, 2004. The Company’s earnings release for quarter ended March 31, 2004 is attached as Exhibit 99 and incorporated herein by reference.

        The information in the earnings release and in this Item 12 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

        The earning release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performances, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations to the most directly comparable GAAP financial measures.

        INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS—Certain of the statements contained in this report and the exhibits attached hereto, including, without limitation, statements as to management’s good faith expectations and beliefs are forward-looking statements. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

ITEM 7 — FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed or furnished as part of this Report to the extent described in Item 9 and Item 12.

Exhibit Name	Description
99	Press Release dated May 17, 2004 pertaining to the financial results of the Company for the quarter ended March 31, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MESTEK, INC.
Date: May 17, 2004	By /s/ Stephen M. Shea Stephen M. Shea Senior Vice President Chief Financial Officer